UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2009

Kopin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 John Hancock Road

Taunton, MA 02780

(Address of principal executive offices) (Zip Code)

(508) 824-6696

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Kopin Corporation (the “Company”) with the Securities and Exchange Commission on August 4, 2009, (the “Original Form 8-K”) as amended by the Form 8-K/A filed with the Securities and Exchange Commission on September 4, 2009, announcing the acquisition of certain shares of Kopin Taiwan Corporation (“KTC”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of KTC and to present certain unaudited pro forma financial information in connection with the Company’s business combination with KTC, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other Items in the Original Form 8-K, as further amended by the Form 8-K/A filed by the Company with the Securities and Exchange Commission on September 4, 2009, remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of KTC as of December 31, 2008 and 2007 are filed as Exhibit 99.1 to this Current Report of Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheets of KTC as of December 31, 2008 and June 30, 2009 and the unaudited statements of operations, stockholders equity and cash flows of KTC for the six months ended June 30, 2008 and 2009, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report of Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company as of and for the six months ended June 30, 2009 and for the year ended December 31, 2008 giving effect to the acquisition of KTC, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG
99.1	Kopin Taiwan Corporation Audited Financial Statements for the Years Ended December 31, 2008 and 2007
99.2	Kopin Taiwan Corporation Unaudited Balance Sheet as of December 31, 2008 and June 30, 2009 and the Unaudited Statements of Operations, Stockholders Equity and Cash Flows for the Six Months Ended June 30, 2009 and 2008
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of Kopin Corporation as of and for the Six Months Ended June 30, 2009 and the Year Ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2009

Kopin Corporation

By:	/S/ RICHARD SNEIDER
Name:	Richard Sneider
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG
99.1	Kopin Taiwan Corporation Audited Financial Statements for the Years Ended December 31, 2008 and 2007
99.2	Kopin Taiwan Corporation Unaudited Balance Sheet as of December 31, 2008 and June 30, 2009 and the Unaudited Statements of Operations, Stockholders Equity and Cash Flows for the Six Months Ended June 30, 2009 and 2008
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of Kopin Corporation as of and for the Six Months Ended June 30, 2009 and the Year Ended December 31, 2008